EXHIBIT 32.2

CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Visant Holding Corp. (the “Company”) on Form 10-K for the period ended January 3, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul B. Carousso, Vice President, Finance of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 1, 2009	/s/ PAUL B. CAROUSSO
Paul B. Carousso
Vice President, Finance
(principal financial officer)